UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 4, 2018

Date of report (Date of earliest event reported)

Nuvera Communications, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, Minnesota 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant's telephone number, including area code)

New Ulm Telecom, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR     240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 4, 2018, New Ulm Telecom, Inc. changed its name to Nuvera Communications, Inc. ( the “Company”). The Company had announced the pending name change at its 2018 Annual Meeting of Shareholders held on May 24, 2018.  The Company’s Restated Articles of Incorporation, as in effect with the Minnesota Secretary of State as of June 4, 2018, are attached as Exhibit 3.1 to this Current Report on Form 8-K.  The Company also amended its Bylaws, effective as of June 4, 2018, to reflect the name change.

Concurrent with June 4, 2018 name change, the ticker symbol for the Company’s common stock on the OTCQB became NUVR.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Name
3.1	Nuvera Communications, Inc. Restated Articles of Incorporation, as in effect on June 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.

Date: June 5, 2018	By:	/s/Bill D. Otis
Bill D. Otis
President and Chief Executive Officer

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